RIDGEWORTH FUNDS
Supplement dated March 30, 2009 to the
RidgeWorth Funds Prospectuses Dated August 1, 2008 for the
RidgeWorth Ultra-Short Bond Fund
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund
Effective immediately, the RidgeWorth Ultra-Short Bond Fund and the RidgeWorth U.S. Government Securities Ultra-Short Bond Fund are no longer rated by Standard & Poor’s Ratings Services and Moody’s Investors Service. Also effective immediately, the RidgeWorth U.S. Government Securities Ultra-Short Bond Fund is no longer listed on the National Association of Insurance Commissioners (NAIC) List of Approved Mutual Funds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP-111